UNAUDITED PRO FORMA FINANCIAL INFORMATION

On April 19, 2013, Gastar Exploration Texas, LP (“Gastar Texas”) and Gastar Exploration USA, Inc. (“Gastar USA”), subsidiaries of Gastar Exploration Ltd. (the “Company” or “Gastar LTD” ), entered into a Purchase and Sale Agreement, dated April 19, 2013, by and among Gastar Texas, Gastar USA and Cubic Energy, Inc. (“Cubic Energy”) (as amended, the “Cubic PSA”). Pursuant to the Cubic PSA, Cubic Energy acquired from Gastar Texas approximately 31,800 gross (16,300 net) acres of leasehold interests in the Hilltop area of East Texas in Leon and Robertson Counties, Texas, including production from interests in producing wells, for a cash purchase price of approximately $47.3 million, subject to adjustment for an accounting effective date of January 1, 2013 and other customary adjustments (the “East Texas Divestiture”). The East Texas Divestiture was completed on October 2, 2013.

On March 28, 2013, Gastar USA entered into a purchase and sale agreement, by and among Chesapeake Exploration, L.L.C., Arcadia Resources, L.P., Jamestown Resources, L.L.C., Larchmont Resources, L.L.C. and Gastar USA, to acquire approximately 157,000 net acres of Mid-Continent oil and gas leasehold interests, including production from interests in 176 net producing locations in Oklahoma, for approximately $73.9 million, subject to customary adjustments (the “Chesapeake Acquisition”). The Chesapeake Acquisition had an effective date of October 1, 2012 and was completed on June 7, 2013. Subsequent to the closing of the Chesapeake Acquisition, on July 1, 2013, Gastar USA's partner in an original area of mutual interest (“AMI”) in Oklahoma elected to exercise its rights within the AMI and acquired approximately 12,820 net acres and 50% of the interest acquired in 62 producing wells (effective October 1, 2012) previously acquired by Gastar USA as part of the Chesapeake Acquisition for a cash purchase price of $12.1 million (the “AMI Election”). Also on March 28, 2013, the Company, Gastar Texas and Gastar Exploration Texas, LLC entered into a Settlement Agreement with Chesapeake Energy Corporation, L.L.C. and Chesapeake Energy Corporation and its affiliates (together, “Chesapeake”). In order to effect a mutual full and unconditional release and settlement of all claims made in a lawsuit filed by Chesapeake, Gastar USA agreed to pay Chesapeake approximately $10.8 million in cash, approximately $9.8 million of which to repurchase 6,781,768 outstanding common shares of the Company's common stock held by Chesapeake (the “Chesapeake Share Repurchase”). The Chesapeake Share Repurchase was completed on June 7, 2013. Collectively, these transactions are referred to as the “Hunton Transaction.”

On May 15, 2013, Gastar USA issued $200 million aggregate principal amount of its 8.5/8% Senior Secured Notes due 2018 under an indenture by and among Gastar USA, the Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee and Collateral Agent (the “Notes Offering”). The net proceeds from the offering were used to (i) finance the Chesapeake Acquisition and the Chesapeake Share Repurchase and to settle litigation with Chesapeake, (ii) repay in full borrowings under the prior revolving credit facility and (iii) for general corporate purposes.

On July 2, 2013, Gastar USA entered into a purchase and sale agreement with Newfield Exploration Mid-Continent Inc. (“Newfield”), dated July 2, 2013, pursuant to which (i) Newfield acquired approximately 76,000 net acres of undeveloped oil and gas leasehold interests in Kingfisher and Canadian Counties, Oklahoma from Gastar USA, for a cash purchase price of approximately $60.1 million, subject to additional adjustments for an effective date of May 1, 2013 and (ii) Gastar USA acquired approximately 1,850 net acres of Oklahoma undeveloped oil and gas leasehold interests from Newfield (the “Gastar Acquired Acreage”) through a downward adjustment to the purchase price (collectively, the “Newfield Divestiture”). The Newfield Divestiture was completed on August 6, 2013.

The following unaudited pro forma financial information is derived from the historical financial statements of the Company and Gastar USA and reflects the impact of the East Texas Divestiture, the Chesapeake Acquisition, the AMI Election, the Notes Offering and use of a portion of the proceeds therefrom to fund the Chesapeake Acquisition and the Newfield Divestiture. The Unaudited Pro Forma Combined Balance Sheet of the Company as of June 30, 2013 and the Unaudited Pro Forma Combined Balance Sheet of Gastar USA as of June 30, 2013 have been prepared assuming the East Texas Divestiture, the AMI Election and the Newfield Divestiture were consummated on June 30, 2013. The impact of the Chesapeake Acquisition and the Notes Offering and use of a portion of the proceeds therefrom to fund the Chesapeake Acquisition is already reflected in the historical balance sheet financial information of the Company and Gastar USA at June 30, 2013. The Unaudited Pro Forma Combined Statements of Operations of the Company and Gastar USA for the year ended December 31, 2012 and for the six month period ended June 30, 2013 have been prepared assuming the East Texas Divestiture, the Hunton Transaction and the Notes Offering and use of a portion of the proceeds therefrom to fund the Chesapeake Acquisition were consummated on January 1, 2012. The Newfield Divestiture is a disposition of undeveloped oil and gas leasehold interests and is accounted for as an adjustment of capitalized costs, with no gain recognized as such adjustment would not significantly alter the relationship between capitalized costs and proved reserves of oil and gas attributable to the Company's or Gastar USA's full cost pool. Therefore, the Newfield Divestiture has no impact on the statement of operations.

These unaudited pro forma combined financial statements should be read in conjunction with the notes hereto and the consolidated financial statements and notes thereto included in the Annual Report on Form 10-K for the year ended December 31, 2012, as amended, and the Quarterly Report on Form 10-Q for the three and six months ended June 30, 2013, each as jointly filed by the Company and Gastar USA.

The unaudited pro forma financial information is not indicative of the financial position or results of operations of the Company or Gastar USA which would have actually occurred if the transaction had occurred at the dates presented or which may be obtained in the future. In addition, future results may vary significantly from the results reflected in such statements due to normal oil and natural gas production declines, reductions in prices paid for oil or natural gas, future acquisitions or dispositions and other factors.

GASTAR EXPLORATION LTD.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
AS OF JUNE 30, 2013

		Pro Forma Adjustments
	Gastar LTD	AMI		Newfield		East Texas
	Historical	Election		Divestiture		Divestiture		Pro Forma
	(in thousands, except share data)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$10,799	$12,123	(a)	$54,052	(a)	$41,589	(a)	$118,563
Accounts receivable, net of allowance for doubtful accounts of $540	10,344	—		—		—		10,344
Commodity derivative contracts	2,835	—		—		—		2,835
Prepaid expenses	838	—		—		—		838
Total current assets	24,816	12,123		54,052		41,589		132,580
PROPERTY, PLANT AND EQUIPMENT:
Natural gas and oil properties, full cost method of accounting:
Unproved properties, excluded from amortization	152,665	(7,100)	(b)	(54,052)	(b)	—		91,513
Proved properties	762,747	(5,023)	(b)	—		(48,233)	(b)	709,491
Total natural gas and oil properties	915,412	(12,123)		(54,052)		(48,233)		801,004
Furniture and equipment	2,076			—		—		2,076
Total property, plant and equipment	917,488	(12,123)		(54,052)		(48,233)		803,080
Accumulated depreciation, depletion and amortization	(497,720)			—		—		(497,720)
Total property, plant and equipment, net	419,768	(12,123)		(54,052)		(48,233)		305,360
OTHER ASSETS:
Commodity derivative contracts	1,753	—		—		—		1,753
Deferred charges, net	2,170	—		—		—		2,170
Advances to operators and other assets	1,701	—		—		—		1,701
Total other assets	5,624	—		—		—		5,624
TOTAL ASSETS	$450,208	$—		$—		$(6,644)		$443,564

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$25,413	$—		$—		$—		$25,413
Revenue payable	13,742	—		—		—		13,742
Accrued interest	2,173	—		—		—		2,173
Accrued drilling and operating costs	3,637	—		—		—		3,637
Advances from non-operators	30,414	—		—		—		30,414
Commodity derivative contracts	253	—		—		—		253
Asset retirement obligation	358	—		—		—		358
Other accrued liabilities	5,211	—		—		(2,300)	(c)	2,911
Total current liabilities	81,201	—		—		(2,300)		78,901
LONG-TERM LIABILITIES:
Long-term debt	194,609	—		—		—		194,609
Asset retirement obligation	8,235	—		—		(4,344)	(d)	3,891
Other accrued liabilities	274	—		—		—		274
Total long-term liabilities	203,118	—		—		(4,344)		198,774
Commitments and contingencies
SHAREHOLDERS' EQUITY:
Common stock, no par value; unlimited shares authorized; 61,593,024 shares issued and outstanding at June 30, 2013	306,593	—		—		—		306,593
Additional paid-in capital	30,059	—		—		—		30,059
Accumulated deficit	(247,537)	—		—		—		(247,537)
Total shareholders' equity	89,115	—		—		—		89,115
Non-controlling interest:
Preferred stock of subsidiary, aggregate liquidation preference $98,954 at June 30, 2013	76,774	—		—		—		76,774
Total equity	165,889	—		—		—		165,889
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$450,208	$—		$—		$(6,644)		$443,564

See accompanying notes to unaudited pro forma combined financial statements.

GASTAR EXPLORATION LTD.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2013

		Pro Forma Adjustments
	Gastar LTD Historical	Hunton Transaction (1)		East Texas Divestiture
						Pro Forma
	(in thousands, except share data)
REVENUES:
Natural gas	$23,277	$1,940	(e)	$(5,345)	(j)	$19,872
Condensate and oil	14,143	2,260	(e)	(700)	(j)	15,703
NGLs	6,922	207	(e)	—		7,129
Total natural gas, oil and NGLs revenues	44,342	4,407		(6,045)		42,704
Unrealized hedge loss	(2,152)	—		—		(2,152)
Total revenues	42,190	4,407		(6,045)		40,552
EXPENSES:
Production taxes	1,793	227	(f)	(8)	(k)	2,012
Lease operating expenses	4,006	1,255	(f)	(1,738)	(k)	3,523
Transportation, treating and gathering	2,288	56	(f)	(1,867)	(k)	477
Depreciation, depletion and amortization	12,961	814	(g)	(2,825)	(l)	10,950
Accretion of asset retirement obligation	216	61	(h)	(105)	(m)	172
General and administrative expense	7,966	—		—		7,966
Litigation settlement expense	1,000	—		—		1,000
Total expenses	30,230	2,413		(6,543)		26,100
INCOME FROM OPERATIONS	11,960	1,994		498		14,452
OTHER INCOME (EXPENSE):
Gain on acquisition of assets at fair value	43,712	—		—		43,712
Interest expense	(4,154)	(4,401)	(i)	—		(8,555)
Investment income and other	8	—		—		8
Foreign transaction loss	(12)	—		—		(12)
INCOME BEFORE PROVISION FOR INCOME TAXES	51,514	(2,407)		498		49,605
Provision for income taxes	—	—		—		—
NET INCOME	51,514	(2,407)		498		49,605
Dividend on preferred stock attributable to non-controlling interest	(4,264)	—		—		(4,264)
NET INCOME ATTRIBUTABLE TO GASTAR EXPLORATION LTD.	$47,250	$(2,407)		$498		$45,341
NET INCOME PER COMMON SHARE ATTRIBUTABLE TO GASTAR EXPLORATION LTD. COMMON SHAREHOLDERS:
Basic	$0.75					$0.79
Diluted	$0.74					$0.78
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	63,089,987	(5,882,528)	(o)	—		57,207,459
Diluted	63,699,525	(5,882,528)	(o)	—		57,816,997
_____________________________
(1) The pro forma adjustments to the statement of operations for the Hunton Transaction include five (5) months and one (1) week of revenues and direct operating expenses related to the Chesapeake Acquisition net of the interest acquired by the joint venture partner in the AMI Election. Three weeks of Chesapeake Acquisition revenues have been recorded in the historical results of the Company at June 30, 2013.

See accompanying notes to unaudited pro forma combined financial statements.

GASTAR EXPLORATION LTD.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

		Pro Forma Adjustments
	Gastar LTD Historical	Hunton Transaction		East Texas Divestiture
						Pro Forma
	(in thousands, except share data)
REVENUES:
Natural gas	$33,829	$4,179	(e)	$(10,101)	(j)	$27,907
Condensate and oil	12,377	7,080	(e)	(1,452)	(j)	18,005
NGLs	9,300	681	(e)	—		9,981
Total natural gas, oil and NGLs revenues	55,506	11,940		(11,553)		55,893
Unrealized hedge loss	(5,566)	—		—		(5,566)
Total revenues	49,940	11,940		(11,553)		50,327
EXPENSES:
Production taxes	2,269	555	(f)	(84)	(k)	2,740
Lease operating expenses	6,174	3,175	(f)	(3,624)	(k)	5,725
Transportation, treating and gathering	4,965	121	(f)	(3,746)	(k)	1,340
Depreciation, depletion and amortization	25,424	3,389	(g)	(9,360)	(l)	19,453
Impairment of natural gas and oil properties	150,787	—		—		150,787
Accretion of asset retirement obligation	388	160	(h)	(215)	(m)	333
General and administrative expense	12,211	—		—		12,211
Litigation settlement expense	1,250	—		—		1,250
Total expenses	203,468	7,400		(17,029)		193,839
LOSS FROM OPERATIONS	(153,528)	4,540		5,476		(143,512)
OTHER INCOME (EXPENSE):
Interest expense	(270)	(12,516)	(i)	(1,396)	(n)	(14,182)
Investment income and other	9	—		—		9
Foreign transaction loss	(2)	—		—		(2)
LOSS BEFORE PROVISION FOR INCOME TAXES	(153,791)	(7,976)		4,080		(157,687)
Provision for income taxes	—	—		—		—
NET LOSS	(153,791)	(7,976)		4,080		(157,687)
Dividend on preferred stock attributable to non-controlling interest	(7,077)	—		—		(7,077)
NET LOSS ATTRIBUTABLE TO GASTAR EXPLORATION LTD.	$(160,868)	$(7,976)		$4,080		$(164,764)
NET LOSS PER COMMON SHARE ATTRIBUTABLE TO GASTAR EXPLORATION LTD. COMMON SHAREHOLDERS:
Basic	$(2.53)					$(2.92)
Diluted	$(2.53)					$(2.92)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	63,538,362	(6,781,768)	(o)	—		56,756,594
Diluted	63,538,362	(6,781,768)	(o)	—		56,756,594

See accompanying notes to unaudited pro forma combined financial statements.

GASTAR EXPLORATION USA, INC.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
AS OF JUNE 30, 2013

		Pro Forma Adjustments
	Gastar USA	AMI		Newfield		East Texas
	Historical	Election		Divestiture		Divestiture		Pro Forma
	(in thousands, except share data)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$10,760	$12,123	(a)	$54,052	(a)	$41,589	(a)	$118,524
Accounts receivable, net of allowance for doubtful accounts of $540	10,344	—		—		—		10,344
Commodity derivative contracts	2,835	—		—		—		2,835
Prepaid expenses	746	—		—		—		746
Total current assets	24,685	12,123		54,052		41,589		132,449
PROPERTY, PLANT AND EQUIPMENT:
Natural gas and oil properties, full cost method of accounting:
Unproved properties, excluded from amortization	152,665	(7,100)	(b)	(54,052)	(b)	—		91,513
Proved properties	762,739	(5,023)	(b)	—		(48,233)	(b)	709,483
Total natural gas and oil properties	915,404	(12,123)		(54,052)		(48,233)		800,996
Furniture and equipment	2,076	—		—		—		2,076
Total property, plant and equipment	917,480	(12,123)		(54,052)		(48,233)		803,072
Accumulated depreciation, depletion and amortization	(497,713)	—		—		—		(497,713)
Total property, plant and equipment, net	419,767	(12,123)		(54,052)		(48,233)		305,359
OTHER ASSETS:
Commodity derivative contracts	1,753	—		—		—		1,753
Deferred charges, net	2,170	—		—		—		2,170
Advances to operators and other assets	1,701	—		—		—		1,701
Total other assets	5,624	—		—		—		5,624
TOTAL ASSETS	$450,076	$—		$—		$(6,644)		$443,432

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$25,413	$—		$—		$—		$25,413
Revenue payable	13,742	—		—		—		13,742
Accrued interest	2,173	—		—		—		2,173
Accrued drilling and operating costs	3,637	—		—		—		3,637
Advances from non-operators	30,414	—		—		—		30,414
Commodity derivative contracts	253	—		—		—		253
Asset retirement obligation	358	—		—		—		358
Other accrued liabilities	5,088	—		—		(2,300)	(c)	2,788
Total current liabilities	81,078	—		—		(2,300)		78,778
LONG-TERM LIABILITIES:
Long-term debt	194,609	—		—		—		194,609
Asset retirement obligation	8,228	—		—		(4,344)	(d)	3,884
Due to parent	34,473	—		—		—		34,473
Other accrued liabilities	274	—		—		—		274
Total long-term liabilities	237,584	—		—		(4,344)		233,240
Commitments and contingencies
SHAREHOLDERS' EQUITY:
Preferred stock, $0.01 par value; 10,000,000 shares authorized; 3,958,160 shares issued and outstanding at June 30, 2013	40	—		—		—		40
Common stock, no par value; 1,000 shares authorized; 750 shares issued and outstanding	225,431	—		—		—		225,431
Additional paid-in capital	76,734	—		—		—		76,734
Accumulated deficit	(170,791)	—		—		—		(170,791)
Total shareholders' equity	131,414	—		—		—		131,414
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$450,076	$—		$—		$(6,644)		$443,432

See accompanying notes to unaudited pro forma combined financial statements.

GASTAR EXPLORATION USA, INC.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2013

		Pro Forma Adjustments
	Gastar USA	Hunton		East Texas
	Historical	Transaction(1)		Divestiture		Pro Forma
	(in thousands)
REVENUES:
Natural gas	$23,277	$1,940	(e)	$(5,345)	(j)	$19,872
Condensate and oil	14,143	2,260	(e)	(700)	(j)	15,703
NGLs	6,922	207	(e)	—		7,129
Total natural gas, oil and NGLs revenues	44,342	4,407		(6,045)		42,704
Unrealized hedge loss	(2,152)	—		—		(2,152)
Total revenues	42,190	4,407		(6,045)		40,552
EXPENSES:
Production taxes	1,793	227	(f)	(8)	(k)	2,012
Lease operating expenses	4,006	1,255	(f)	(1,738)	(k)	3,523
Transportation, treating and gathering	2,288	56	(f)	(1,867)	(k)	477
Depreciation, depletion and amortization	12,961	814	(g)	(2,825)	(l)	10,950
Impairment of natural gas and oil properties
Accretion of asset retirement obligation	216	61	(h)	(105)	(m)	172
General and administrative expense	7,397	—		—		7,397
Litigation settlement expense	1,000	—		—		1,000
Total expenses	29,661	2,413		(6,543)		25,531
INCOME FROM OPERATIONS	12,529	1,994		498		15,021
OTHER INCOME (EXPENSE):
Gain on acquisition of assets at fair value	43,712	—		—		43,712
Interest expense	(4,154)	(4,401)	(i)	—		(8,555)
Investment income and other	2	—		—		2
Foreign transaction loss	(8)	—		—		(8)
INCOME BEFORE PROVISION FOR INCOME TAXES	52,081	(2,407)		498		50,172
Provision for income taxes	—	—		—		—
NET INCOME	52,081	(2,407)		498		50,172
Dividend on preferred stock attributable to non-controlling interest	(4,264)	—		—		(4,264)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDER	$47,817	$(2,407)		$498		$45,908

_____________________________
(1) The pro forma adjustments to the statement of operations for the Hunton Transaction include five (5) months and one (1) week of revenues and direct operating expenses related to the Chesapeake Acquisition net of the interest acquired by the joint venture partner in the AMI Election. Three weeks of Chesapeake Acquisition revenues have been recorded in the historical results of the Company at June 30, 2013.

See accompanying notes to unaudited pro forma combined financial statements.

GASTAR EXPLORATION USA, INC.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

		Pro Forma Adjustments
	Gastar USA Historical	Hunton Transaction		East Texas Divestiture
						Pro Forma
	(in thousands)
REVENUES:
Natural gas	$33,829	$4,179	(e)	$(10,101)	(j)	$27,907
Condensate and oil	12,377	7,080	(e)	(1,452)	(j)	18,005
NGLs	9,300	681	(e)	—		9,981
Total natural gas, oil and NGLs revenues	55,506	11,940		(11,553)		55,893
Unrealized hedge loss	(5,566)	—		—		(5,566)
Total revenues	49,940	11,940		(11,553)		50,327
EXPENSES:
Production taxes	2,269	555	(f)	(84)	(k)	2,740
Lease operating expenses	6,174	3,175	(f)	(3,624)	(k)	5,725
Transportation, treating and gathering	4,965	121	(f)	(3,746)	(k)	1,340
Depreciation, depletion and amortization	25,424	3,389	(g)	(9,360)	(l)	19,453
Impairment of natural gas and oil properties	150,787	—		—		150,787
Accretion of asset retirement obligation	388	160	(h)	(215)	(m)	333
General and administrative expense	10,732	—		—		10,732
Litigation settlement expense	1,250	—		—		1,250
Total expenses	201,989	7,400		(17,029)		192,360
LOSS FROM OPERATIONS	(152,049)	4,540		5,476		(142,033)
OTHER INCOME (EXPENSE):
Interest expense	(271)	(12,516)	(i)	(1,396)	(n)	(14,183)
Investment income and other	(4)	—		—		(4)
Foreign transaction gain	2	—		—		2
LOSS BEFORE PROVISION FOR INCOME TAXES	(152,322)	(7,976)		4,080		(156,218)
Provision for income taxes	—	—		—		—
NET LOSS	(152,322)	(7,976)		4,080		(156,218)
Dividend on preferred stock attributable to non-controlling interest	(7,077)	—		—		(7,077)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDER	$(159,399)	$(7,976)		$4,080		$(163,295)

See accompanying notes to unaudited pro forma combined financial statements.

1.

1.	Pro Forma Adjustments

(a)
To record the net cash proceeds received for the AMI Election, the Newfield Divestiture and the East Texas Divestiture. The Newfield Divestiture cash proceeds are net of customary adjustments and expenses of approximately $6.0 million. The East Texas Divestiture cash proceeds are net of approximately $3.4 million of customary adjustments and $2.3 million of deposit received prior to June 30, 2013.

(b)
To record the reduction in property, plant and equipment for the net sales proceeds for the AMI Election, the Newfield Divestiture and the East Texas Divestiture and to reduce the property, plant and equipment balance for the related asset retirement obligation costs at June 30, 2013 for the East Texas Divestiture.

(c)	To record the application of the $2.3 million deposit previously received for the East Texas Divestiture prior to June 30, 2013.

(d)	To record the reduction in the asset retirement obligation liability at June 30, 2013 for the East Texas Divestiture.

(e)	To record natural gas, condensate and oil and NGLs sales revenues for the Hunton Transaction for the six months ended June 30, 2013 and for the year ended December 31, 2012.

(f)	To record direct operating expenses for the Hunton Transaction for the six months ended June 30, 2013 and for the year ended December 31, 2012.

(g)	To record additional depreciation, depletion and amortization (“DD&A”) expense for the Hunton Transaction for the six months ended June 30, 2013 and for the year ended December 31, 2012.

(h)	To record additional accretion expense for the Hunton Transaction for the six months ended June 30, 2013 and for the year ended December 31, 2012.

(i)
To record additional interest expense related to the issuance of $200.0 million of senior secured notes at an interest rate of 8.625% issued in part to fund the Chesapeake Acquisition and Chesapeake Share Repurchase, net of (i) interest expensed on any borrowings under the prior revolving credit facility and (ii) additional interest capitalized on unproved properties.

(j)	To record the reduction in natural gas, condensate and oil sales revenues for the East Texas Divestiture for the six months ended June 30, 2013 and for the year ended December 31, 2012.

(k)	To record the reduction in direct operating expenses for the East Texas Divestiture for the six months ended June 30, 2013 and for the year ended December 31, 2012.

(l)	To record the reduction in DD&A expense for the East Texas Divestiture for the six months ended June 30, 2013 and for the year ended December 31, 2012.

(m)	To record the reduction in accretion expense on the asset retirement obligation for the East Texas Divestiture for the six months ended June 30, 2013 and for the year ended December 31, 2012.

(n)
To record interest expense, rather than capitalized interest, related to the East Texas unproven property for the year ended December 31, 2012 had the East Texas Divestiture occurred on January 1, 2012.

(o)
To reflect the incremental impact of the Chesapeake Settlement and Share Repurchase on the weighted average shares outstanding for the six months ended June 30, 2013 and for the year ended December 31, 2012.